FIRST AMENDMENT
              TO SECOND AMENDED AND RESTATED AGREEMENT OF
                        LIMITED PARTNERSHIP OF

                  SILVER CREEK/MHT LIMITED PARTNERSHIP

Reference is hereby made to the Second Amended and Restated Agreement of Limited Partnership (the "Agreement") of Silver Creek/MHT Limited Partnership, a Michigan limited partnership (the "Partnership") dated as of March 20, 1998, by and among the undersigned individuals.

The purposes of this First Amendment are to provide for certain revisions to (i) the Capital Contributions of the Investor
Limited Partner and (ii) the definitions of the financing obligations of the Partnership.

Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Partnership Agreement.

NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties agree as follows:

1.	Definitions.  There is hereby added to Section 1 of the
Agreement the
following definition:

"Presyndication Loan" means the loan to the Partnership from the Investor Limited Partner or an affiliate thereof in the original principal amount of $1,439,534 to be repaid from the proceeds of the First Installment.

2. 	Capital Contributions.  Section 5.1(a) of the Agreement are
hereby deleted
in its entirety and replaced with the following:

5.1	Payments

(a)	The Special Limited Partner's Capital Contribution of $10
shall be paid in full in cash on the Admission Date.  The
Investment Limited Partner's Capital Contribution in the aggregate amount of $4,535,381 shall be paid in cash installments
(the "Installments"), as follows:

(i)	$3,762,218 (the "First Installment") on the latest of (A)
the Admission Date, (B) the closing of the Construction Loan, (C) the Permanent Loan Commitment Date, (D) Tax Credit Set-Aside, (E) the Construction Permitting Date, (F) completion of all Due Diligence Recommendations and full satisfactory review thereof by the Investment Limited Partner;

(ii)	$473,057 (the "Second Installment"), on the latest of (A)
the Completion Date, (B) receipt by the Investment Limited Partner of the Contractor Pay-Off Letter (C) receipt by the Investment Limited Partner of an Estoppel Letter from each Lender, (D) receipt by the Investment Limited Partner of updated liability insurance certificates, or (E) completion of all Due Diligence Recommendations;

(iii)	$290,106 (the "Third Installment") on the later of (A)
the Initial 100% Occupancy Date, (B) Permanent Mortgage Commencement, (C) State Designation, (D) Cost Certification or
(E) receipt of an updated Title Policy in form and substance satisfactory to the Special Limited Partner, which policy in no event shall contain a survey exception, (F) 90% Occupancy Date or
(G) Rental Achievement;

(iv)	$10,000 (the "Fourth Installment") upon the receipt by the
Investment Limited Partner of a copy of the properly filed
Partnership federal income tax return and an audited Partnership financial statement for the year in which Rental Achievement occurs;

provided, however, that (x) the General Partner shall give the Investment Limited Partner not less than twenty-one (21) days' written notice prior to the due date of each Installment subsequent to the First Installment, and (y) no Installment shall be due if a Material Event has occurred and is continuing, and
(z) provided, further, that the First Installment and, if the available proceeds of the First Installment are insufficient to satisfy the Presyndication Loan, then also a portion of the proceeds of the Construction Loan as set forth in the Construction Disbursement Agreement shall be applied toward the full and complete satisfaction of the Presyndication Loan and
(aa) unless and until all conditions to the payment of all prior Installments have been satisfied.

3.	Schedule A is hereby deleted in its entirety and replaced
with Schedule A as attached hereto and incorporated herein by reference.

4.	In all other respects the terms and conditions of the
Partnership Agreement are hereby ratified and confirmed by the parties hereto.

IN WITNESS WHEREOF, the parties hereto execute and deliver this Agreement under seal as of October___, 1998.

GENERAL PARTNER:                   LIMITED PARTNERS:

MHT PROPERTIES XI, INC., a         BOSTON CAPITAL TAX CREDIT FUND IV
Michigan corporation               L.P., a Delaware limited partnership, by its
                                   general partner, Boston Capital Associates IV
                                   L.P., a Delaware limited partnership, by its
By:	/s/_______________________     general partner, C&M Associates d/b/a Boston
      	Nicholas H. Faber, Jr.,     Capital Associates, a Massachusetts general
       Vice President              partnership


                                   By:	/s/ Bonnie Kate Fox
                                           Bonnie Kate Fox, as attorney-in-fact
                                           for John P. Manning, President


                                   BCTC 94, INC., a Delaware corporation


                                   By:	/s/	Bonnie Kate Fox
                                           Bonnie Kate Fox, as Attorney-in-Fact
                                           for John P. Manning, President


                        SILVER CREEK/MHT LIMITED PARTNERSHIP

                                  SCHEDULE A

                              As of March 20, 1998

General Partner            Capital Contribution    Percentage Interests of
                                                   Operating Profits and
                                                   Losses and Tax Credits

MHT Properties XI, Inc.            $100                     0.01%
20505 West 12 Mile Road
Southfield, MI  48076


Special Limited Partner     Capital Contribution   Percentage Interests of
                                                   Operating Profits and
                                                   Losses and Tax Credits

BCTC 94, Inc.                      $10                    0%
c/o Boston Capital Partners, Inc.
One Boston Place, 21st Floor
Boston, MA  02108


  Investment           Total Agreed-to      Paid-In Capital  Percentage
Limited Partner      Capital Contribution   Contribution     Interests of
Contribution*                                                Operating Profits
                                                             and Losses and
                                                             Tax Credits

Boston Capital Tax Credit    $4,535,381         $3,762,218       99.99%
Fund IV L.P.
One Boston Place, 21st Floor
Boston, MA  02108

*Paid-in Capital Contribution as of the date of this Schedule A.
Future Installments of Capital Contribution are subject to adjustment and are due at the times and subject to the conditions set forth in the Agreement to which this Schedule is attached.